SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 6, 1996


                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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              Maine                0-2429                59-0276810
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  (State or other jurisdiction  (Commission File   (IRS Employer Identification
        of incorporation)          Number)                   No.)


           500 Bayfront Parkway, Pensacola, Florida               32501
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           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code          (904) 444-6111
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                                                    N/A
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    (Former name or former address, if changed since last report.)



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Item 5.   Other Events.
          On November 6, 1996, Gulf Power Company (the "Company") entered into a Purchase Contract covering the issue and sale of $25,000,000 aggregate principal amount of First Mortgage Bonds, 6 1/2% Series due November 1, 2006. Said First Mortgage Bonds were registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statement (Registration Statement No. 33-50165).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.
               1 Form of Proposal for Purchase of First Mortgage Bonds, dated November 6, 1996, between the Company and the Purchaser named therein, with Purchase Contract attached thereto.

               4 Supplemental Indenture, dated as of November 1, 1996, between the Company and The Chase Manhattan Bank, as Trustee.

              12   Computation of ratio of earnings to fixed charges.

              23 (a)      Consent of Beggs & Lane.

              23 (b)      Consent of Arthur Andersen LLP.

              26 (a)      Notice of Invitation for Proposals.

              26 (b)      Terms and Conditions Relating to Proposals.


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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     November 19, 1996                    GULF POWER COMPANY



                                        By     /s/ Wayne Boston
                                               Wayne Boston
                                               Assistant Secretary